CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Form 10-Q of Community Bank Shares of Indiana, Inc. for the quarter ended June 30, 2003, I, Paul A. Chrisco, Chief Financial Officer of Community Bank Shares of Indiana, Inc., hereby certify pursuant to 18 U.S.C.ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) Such Form 10-Q for the quarter ended June 30, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in such Form 10-Q for the quarter ended June 30, 2003 fairly presents, in all material respects, the financial condition and results of operation of Community Bank Shares of Indiana, Inc.


By:   /s/ Paul A. Chrisco
      --------------------------
      Paul A. Chrisco
      Senior Vice-President and
         Chief Financial Officer

Date: August 14, 2003